Exhibit 99.1

Faraday Future Announces Reverse Stock Split

and Authorized Share Reduction

Los Angeles, CA (August 25, 2023) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that the Company effected a reverse stock split of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), at a ratio of 1-for-80 (the “reverse stock split”). The effective time of the reverse stock split will be 5:00 p.m. ET on August 25, 2023. The Company’s common stock will begin trading on a split-adjusted basis commencing upon market open on August 28, 2023.

As previously disclosed, at the Company’s Special Meeting of Stockholders held on August 16, 2023, the Company’s stockholders voted to approve a proposal authorizing the Board of Directors of the Company (the “Board”) to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s common stock. In addition, at the Special Meeting, the Company’s stockholders voted to approve a proposal authorizing the Board to further amend the Charter if, and only if, the reverse stock split was approved and the Board implements the reverse stock split at a ratio of one-for-eight or greater, to limit the number of shares of authorized common stock to a number equal to 12,355,000,000 divided by the reverse stock split ratio determined by the Board. On August 22, 2023, the Board approved a 1-for-80 reverse stock split. As a result of the reverse split, each 80 shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock. The Company’s Class A common stock will trade under a new CUSIP number, 307359 505, effective August 28, 2023, and remain listed on the Nasdaq Capital Market under the symbol “FFIE.”   The Company’s publicly traded warrants will continue to be traded on the Nasdaq Capital Market under the symbol “FFIEW” and the CUSIP number for the warrants will remain unchanged. However, under the terms of the applicable warrant agreement, the number of shares of Class A Common Stock issuable on exercise of each warrant will be proportionately decreased. Specifically, following effectiveness of the Reverse Stock Split, every 80 shares of Class A Common Stock that may be purchased pursuant to the exercise of public warrants now represents one share of Class A Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “FFIEW”, every 80 warrants will be exercisable for one share of Class A Common Stock at an exercise price of $920.00 per share of Class A Common Stock. The reverse stock split reduces the number of shares of common stock issuable upon the conversion of the Company’s outstanding convertible securities, and the exercise or vesting of its outstanding stock options, restricted stock units and private warrants in proportion to the ratio of the reverse stock split and causes a proportionate increase in the conversion and exercise prices of such convertible securities, stock options, restricted stock units and private warrants. In addition, the authorized shares of Common Stock will be reduced from 1,765,000,000 to 154,437,500.

No fractional shares of common stock will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will be entitled to receive from the Company one full share of the post-reverse stock split common stock. The reverse stock split impacts all holders of the Company’s common stock proportionally and will not impact any stockholder’s percentage ownership of the Company common stock.

Faraday Future has chosen its transfer agent, Continental Stock Transfer & Trust Company, to act as exchange agent for the reverse stock split. Stockholders owning shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split and will not be required to take further action in connection with the reverse stock split, subject to brokers’ particular processes.

Additional information about the Reverse Stock Split and the related Charter amendment can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 20, 2023.

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English):  https://www.ff.com/us/preorder/
or (Chinese):  https://www.ff.com/cn/preorder/

Download the new FF Intelligent App: http://appdownload.ff.com

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www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the expected timing and implementation of the reverse split and the commencement of trading of the Company’s post-split common stock, ..involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs ; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the Company’s ability to satisfy the conditions precedent and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

Source: Faraday Future Intelligent Electric Inc.